Supplement Dated June 13, 2012 to the
Statements of Additional Information

LORD ABBETT AFFILIATED FUND	LORD ABBETT RESEARCH FUND
Lord Abbett Capital Structure Fund
LORD ABBETT BOND DEBENTURE FUND	Lord Abbett Classic Stock Fund
Lord Abbett Growth Opportunities Fund
LORD ABBETT DEVELOPING GROWTH FUND	Lord Abbett Small Cap Value Fund

LORD ABBETT EQUITY TRUST	LORD ABBETT SECURITIES TRUST
Lord Abbett Calibrated Large Cap Value Fund	Lord Abbett Alpha Strategy Fund
Lord Abbett Calibrated Mid Cap Value Fund	Lord Abbett Fundamental Equity Fund
Lord Abbett Small Cap Blend Fund	Lord Abbett Growth Leaders Fund
Lord Abbett International Core Equity Fund
LORD ABBETT GLOBAL FUND	Lord Abbett International Dividend Income Fund
Lord Abbett Emerging Markets Currency Fund	Lord Abbett International Opportunities Fund
Lord Abbett Global Allocation Fund	Lord Abbett Large Cap Value Fund
Lord Abbett Micro Cap Growth Fund
LORD ABBETT INVESTMENT TRUST	Lord Abbett Micro Cap Value Fund
Lord Abbett Balanced Strategy Fund	Lord Abbett Value Opportunities Fund
Lord Abbett Convertible Fund
Lord Abbett Core Fixed Income Fund	LORD ABBETT SERIES FUND
Lord Abbett Diversified Equity Strategy Fund	Bond Debenture Portfolio
Lord Abbett Diversified Income Strategy Fund	Capital Structure Portfolio
Lord Abbett Floating Rate Fund	Classic Stock Portfolio
Lord Abbett Growth & Income Strategy Fund	Developing Growth Portfolio
Lord Abbett High Yield Fund	Fundamental Equity Portfolio
Lord Abbett Income Fund	Growth and Income Portfolio
Lord Abbett Inflation Focused Fund	Growth Opportunities Portfolio
Lord Abbett Short Duration Income Fund	International Core Equity Portfolio
Lord Abbett Total Return Fund	International Opportunities Portfolio
Mid Cap Stock Portfolio
LORD ABBETT MID CAP STOCK FUND	Total Return Portfolio
Value Opportunities Portfolio
LORD ABBETT MUNICIPAL INCOME FUND
Lord Abbett AMT Free Municipal Bond Fund	LORD ABBETT STOCK APPRECIATION FUND
Lord Abbett California Tax Free Fund
Lord Abbett High Yield Municipal Bond Fund	LORD ABBETT U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES MONEY MARKET FUND
Lord Abbett Intermediate Tax Free Fund
Lord Abbett National Tax Free Fund
Lord Abbett New Jersey Tax Free Fund
Lord Abbett New York Tax Free Fund
Lord Abbett Short Duration Tax Free Fund

The subsection of each Fund’s statement of additional information titled “Policies and Procedures Governing Disclosure of Portfolio Holdings” is replaced in its entirety with the following:

Policies and Procedures Governing Disclosure of Portfolio Holdings. Lord Abbett regularly makes information about the Fund’s portfolio holdings available to the general public at www.lordabbett.com. Generally, Lord Abbett makes a list of the Fund’s top ten holdings publicly available monthly with a 15-day delay (lag) and aggregate holdings information publicly available monthly with a 30-day delay (lag). Lord Abbett generally makes holdings information for each fund-of-funds and money market fund publicly available without any delay. In addition, consistent with its fiduciary duty and applicable legal requirements, Lord Abbett may release nonpublic portfolio holdings information to selected third parties to assist with a variety of investment, distribution, and operational processes. For example, Lord Abbett may disclose information about the Fund’s portfolio holdings to a pricing vendor for use in valuing a security. More specifically, Lord Abbett may provide portfolio holdings information to the following categories of third parties before making it available to the public, with a frequency and lag deemed appropriate under the circumstances:

•	Service providers that render accounting, custody, legal, pricing, proxy voting, trading, and other services to the Fund;

•	Financial intermediaries that sell Fund shares;

•	Portfolio evaluators such as Lipper Analytical Services, Inc. and Morningstar, Inc.;

•	Data aggregators such as Bloomberg;

•

Other advisory clients of Lord Abbett that may be managed in a style substantially similar to that of the Fund, including institutional clients and their consultants, managed account program sponsors, and unaffiliated mutual funds; and

•	Other third parties that may receive portfolio holdings information from Lord Abbett on a case-by-case basis with the authorization of the Fund’s officers.

The Board has adopted policies and procedures that are designed to manage conflicts of interest that may arise from Lord Abbett’s selective disclosure of portfolio holdings information and prevent potential misuses of such information. Lord Abbett’s Chief Compliance Officer administers these policies and procedures and reports to the Board at least annually about the operation of the policies and procedures as part of the Board’s oversight of the Fund’s compliance program.

Under the policies and procedures, Lord Abbett may selectively disclose portfolio holdings information only when it has a legitimate business purpose for doing so and the recipient is obligated to keep the information confidential and not trade based on it (typically by a confidentiality agreement). The sole exception relates to SG Constellation, LLC (“SGC”), which provides financing for the distribution of the Fund’s Class B shares. The fees payable to SGC are based in part on the value of the Fund’s portfolio securities. To reduce the exposure of such fees to market volatility, SGC aggregates the portfolio holdings information provided by all of the mutual funds that participate in its Class B share financing program (including the Lord Abbett Funds) and may engage in certain hedging transactions based on this information. However, SGC will not engage in transactions based solely on the Fund’s portfolio holdings.

Neither the Fund nor Lord Abbett or any of their affiliates receives any compensation for disclosing information about the Fund’s portfolio holdings. For this purpose, compensation does not include ordinary investment management or service provider fees.

The portfolio holdings of Lord Abbett’s similarly managed advisory clients may closely mirror the Fund’s portfolio holdings. These clients are not subject to the same portfolio holdings disclosure policies and procedures as the Fund and therefore may disclose information about their own portfolio holdings information more frequently than the Fund discloses information about its portfolio holdings. To mitigate the risk that a recipient of such information could trade ahead of or against the Fund, Lord Abbett seeks assurances that clients will protect the confidentiality of portfolio holdings information by not disclosing it until Lord Abbett makes the Fund’s portfolio holdings publicly available. Lord Abbett also may monitor its clients’ trading activity, particularly in cases in which clients recently received sensitive portfolio holdings information.

Fund Portfolio Information Recipients. Attached as Appendix A is a list of the third parties that are eligible to receive portfolio holdings information pursuant to ongoing arrangements under the circumstances described above.

Please retain this document for your future reference.